UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                February 20, 2006

                                    814-00201
                            (Commission File Number)

                                MVC CAPITAL, INC.
                                  (THE "FUND")
             (Exact name of registrant as specified in its charter)

                               DELAWARE, 943346760
      (Jurisdiction of Incorporation) (IRS Employer Identification Number)

                                287 BOWMAN AVENUE
                                    2ND FLOOR
                               PURCHASE, NY 10577
              (Address of registrant's principal executive office)

                                  914-510-9400
                         (Registrant's telephone number)
                     ---------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On February 20, 2006, Robert Everett notified the Fund that he has determined to resign from the Fund's board of directors, effective immediately, and pursue other opportunities. Mr. Everett's resignation did not involve a disagreement with the Fund on any matter. The Fund would like to thank Mr. Everett for his service to the Fund and its shareholders over the last few years.

On February 23, 2006, in accordance with the nomination and recommendation of the Fund's Nominating/Corporate Governance/Strategy Committee, Mr. William E. Taylor was appointed to serve on the Fund's board of directors. Mr. Taylor will serve on the Audit Committee and Nominating/Corporate Governance/Strategy Committee of the Fund's board of directors.


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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MVC CAPITAL, INC.


By: /s/ MICHAEL TOKARZ
   -----------------------
       Michael Tokarz
       Chairman


Dated:  February 24, 2006